UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 10, 2006

Hillenbrand Industries, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Indiana	1-6651	35-1160484
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1069 State Route 46 East, Batesville, Indiana		47006-8835
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(812) 934-7000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

At a meeting on February 10, 2006, the Hillenbrand Industries, Inc. Board of Directors accepted Peter H. Soderberg’s resignations from each of the Compensation and Management Development and Nominating/Corporate Governance Committees of the Board of Directors. Additionally, the Board of Directors, based on a recommendation from its Compensation and Management Development Committee, amended the management stock ownership guidelines included in the Company’s Corporate Governance Standards for Board of Directors as follows:

All executive officers and designated members of management are expected to own shares of the Company's common stock. Specifically, the Chief Executive Officer of the Company, his or her executive officer or Grade Level V Employee direct reports, each of their direct reports who are officers or Grade Level V Employees of the Company or any of its subsidiaries, and all other Grade V level employees of the Company or any of its subsidiaries from and after the later to occur of (i) February 13, 2006 or (ii) the date on which any such individual first became an officer or Grade Level V Employee of the Company or any of its subsidiaries ("Start Date") shall be required to hold shares of the Company’s common stock or equivalents described below at the following levels ("Required Ownership Level"):

Position / Required Ownership Level (Expressed as Base Annual Salary Multiple)
Company Chief Executive Officer ("CEO") / 4 x Base Annual Salary
CEO Executive Officer Direct Reports who are Officers or Grade Level V Employees / 2 x Base Annual Salary
Officer or Grade V Level Direct Reports of CEO Executive Officer or Grade Level V Direct Reports / 1 x Base Annual Salary
Other Grade V level Employees / 0.75 x Base Annual Salary

Shares owned outright (including vested deferred shares) and restricted stock units (otherwise known as deferred stock awards under the Company’s Stock Incentive Plan ("RSUs")) with respect to shares of the Company’s common stock (whether vested or unvested) will count as share equivalents towards the Required Ownership Level. The Required Ownership Level must be achieved within five years from the Start Date.

Failure to achieve or maintain the Required Ownership Level may result in (i) the applicable individual being required to hold all after tax vested RSU's and shares acquired upon exercise of stock options or (ii) suspension of future restricted stock or RSU grants until the Required Ownership Level is achieved. The Compensation and Management Development Committee (or its designee) may make exceptions, in its (his or her) sole discretion, in the event of disability or great financial hardship.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10 Hillenbrand Industries, Inc. Corporate Governance Standards for Board of Directors (As approved by Board of Directors on February 10, 2006).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hillenbrand Industries, Inc.

February 14, 2006	By:	Gregory N. Miller

Name: Gregory N. Miller
Title: Senior Vice President and Chief Financial Officer

Hillenbrand Industries, Inc.

February 14, 2006	By:	Richard G. Keller

Name: Richard G. Keller
Title: Vice President - Controller and Chief Accounting Officer

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Exhibit Index

Exhibit No.	Description

10	Hillenbrand Industries, Inc. Corporate Governance Standards for Board of Directors (As approved by Board of Directors on February 10, 2006).